Fixed Overview Report: CSFB 2005-11 Grp 3

	Summary of Loans in Statistical Calculation Pool		Range
	(As of 11/25/2005 )
	Total Number of Loans	164
	Total Outstanding Balance	$42,202,736
	Average Loan Balance	$257,334	$56,000 to $ 634,400
	Escrow Balance %	0.39%	5.625% to 7.125%
	WA Mortgage Rate	6.205%	360 to 360
	WA Original Term (months)	360	354 to 360
	WA Remaining Term (months)	358	0 to 6
	WA Age (months)	2	14.18% to 95.00%
	WA LTV	73.37%	14.18% to 100.00%
	WA CLTV	82.03%	611 to 816
	WA FICO	710
	Balloon	0.00%
	California North	11.79%
California South	(ZIP : 90000 - 93600)	20.50%
Size (% of pool)	Jumbo/Super-Jumbo	22.58%
	Conforming (Size=C)	77.72%
Secured by (% of pool)	1st Liens	100.00%
	2st Liens	0.00%
	Prepayment Penalty (% of all loans)	32.63%

Top 10 States	Top 10 Prop	Doc Types	Purpose Codes		Occ Codes	Orig PP Term	IO Loans
CA 32.28%	SFR 63.83%	FL/AL 32.63%	P 48.28%	P	86.71%	0 67.37%	120 98.79%
FL 8.31%	PUD 19.47%	SS 10.16%	CO 35.03%	I	7.59%	36 24.91%	60 0.98%
NY 7.82%	2-4F 9.64%	NAV/NIV 33.18%	RT 16.69%	S	5.70%	60 3.23%	180 0.24%
NV 6.58%	CO 6.40%	RE 5.30%				12 2.14%
WA 5.87%	CP 0.66%	NR 4.84%				6 .63%
NJ 4.56%		ND 13.35%				24 0.72%
MI 4.25%		LT 0.53%
MD 3.28%
SC 3.21%
AZ 2.73%

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total	Loan		Avg	Min	Max		Net	Cutoff	Cutoff
	Sched Bal	Count	PCT	Sched Bal	Coupon	Coupon	WAC	Rate	RTerm	Season	FICO	LTV
All	42,202,735.89	164	100.00	257,333.76	5.63	7.13	6.21	5.91	358	2	710	73
orig_balance
0 =< ... < 100000.01	817,350.00	10	1.94	81,735.00	5.88	7.00	6.50	6.21	358	2	717	66
100000.01 =< ... < 200000.01	8,354,360.65	54	19.80	154,710.38	5.63	7.13	6.35	6.05	358	2	715	77
200000.01 =< ... < 300000.01	12,348,878.45	50	29.26	246,977.57	5.63	7.13	6.27	5.98	358	2	714	72
300000.01 =< ... < 400000.01	9,968,605.05	29	23.62	343,745.00	5.63	7.13	6.14	5.85	358	2	716	69
400000.01 =< ... < 500000.01	5,025,832.52	11	11.91	456,893.87	5.63	6.38	6.09	5.79	358	2	703	78
500000.01 =< ... < 600000.01	3,196,309.22	6	7.57	532,718.20	5.88	6.38	6.06	5.77	357	3	692	76
600000.01 =< ... < 700000.01	2,491,400.00	4	5.90	622,850.00	5.75	6.38	5.97	5.68	358	2	679	75
Sched_Balance
0 =< ... < 100000.01	817,350.00	10	1.94	81,735.00	5.88	7.00	6.50	6.21	358	2	717	66
100000.01 =< ... < 200000.01	8,354,360.65	54	19.80	154,710.38	5.63	7.13	6.35	6.05	358	2	715	77
200000.01 =< ... < 300000.01	12,946,395.25	52	30.68	248,969.14	5.63	7.13	6.26	5.97	358	2	714	72
300000.01 =< ... < 400000.01	9,371,088.25	27	22.20	347,077.34	5.63	7.13	6.15	5.86	358	2	716	68
400000.01 =< ... < 500000.01	5,025,832.52	11	11.91	456,893.87	5.63	6.38	6.09	5.79	358	2	703	78
500000.01 =< ... < 600000.01	3,196,309.22	6	7.57	532,718.20	5.88	6.38	6.06	5.77	357	3	692	76
600000.01 =< ... < 700000.01	2,491,400.00	4	5.90	622,850.00	5.75	6.38	5.97	5.68	358	2	679	75
state TOP 10
CA	13,624,803.08	41	32.28	332,312.27	5.63	7.13	6.12	5.83	358	2	713	68
Other	8,907,235.94	46	21.11	193,635.56	5.63	7.13	6.24	5.94	358	2	709	77
FL	3,507,650.00	13	8.31	269,819.23	5.63	7.00	6.38	6.08	358	2	700	73
NY	3,299,800.67	10	7.82	329,980.07	5.75	6.50	6.10	5.80	359	1	731	77
NV	2,777,358.60	12	6.58	231,446.55	5.75	7.13	6.36	6.07	359	1	690	74
WA	2,478,188.62	8	5.87	309,773.58	5.63	6.50	6.07	5.81	358	2	693	79
NJ	1,926,459.68	6	4.56	321,076.61	5.88	7.13	6.38	6.08	359	1	725	78
MI	1,793,137.23	12	4.25	149,428.10	5.63	7.00	6.12	5.82	358	2	720	76
MD	1,382,174.18	3	3.28	460,724.73	5.88	6.88	6.21	5.91	357	3	694	79
SC	1,355,512.93	8	3.21	169,439.12	6.00	7.00	6.39	6.10	359	1	725	70
AZ	1,150,414.96	5	2.73	230,082.99	5.88	6.88	6.31	6.01	358	2	694	73
Orig_LTV
0 =< ... < 50.01	3,338,419.22	14	7.91	238,458.52	5.63	6.63	5.99	5.70	358	2	742	36
50.01 =< ... < 60.01	2,094,590.58	9	4.96	232,732.29	5.88	6.38	6.08	5.78	358	2	736	57
60.01 =< ... < 70.01	4,954,423.83	18	11.74	275,245.77	5.75	7.00	6.20	5.90	358	2	703	67
70.01 =< ... < 80.01	30,717,446.03	116	72.79	264,805.57	5.63	7.13	6.23	5.94	358	2	707	79
80.01 =< ... < 90.01	978,158.25	6	2.32	163,026.38	5.63	7.00	6.31	6.02	358	2	656	87
90.01 =< ... < 100.01	119,697.98	1	0.28	119,697.98	6.25	6.25	6.25	5.95	358	2	639	95
Curr_Rate
5.5 =< ... < 5.75	2,306,511.51	8	5.47	288,313.94	5.63	5.63	5.63	5.38	355	5	725	74
5.75 =< ... < 6	11,321,426.04	37	26.83	305,984.49	5.75	6.00	5.85	5.56	358	2	711	71
6 =< ... < 6.25	10,424,512.11	40	24.70	260,612.80	6.00	6.13	6.05	5.76	358	2	715	69
6.25 =< ... < 6.5	7,961,541.42	29	18.86	274,535.91	6.25	6.38	6.32	6.02	359	1	709	77
6.5 =< ... < 6.75	3,326,162.92	16	7.88	207,885.18	6.50	6.63	6.58	6.28	358	2	693	76
6.75 =< ... < 7	4,504,681.89	21	10.67	214,508.66	6.75	6.99	6.83	6.53	358	2	699	77
7 =< ... < 7.25	2,357,900.00	13	5.59	181,376.92	7.00	7.13	7.06	6.76	358	2	716	80

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

‘	Total	Loan		Avg	Min	Max		Net	Cutoff	Cutoff
	Sched Bal	Count	PCT	Sched Bal	Coupon	Coupon	WAC	Rate	RTerm	Season	FICO	LTV
Property_Type
2 Family	2,875,059.68	11	6.81	261,369.06	5.88	7.00	6.38	6.08	358	2	709	77
3 Family	844,000.00	2	2.00	422,000.00	6.00	7.13	6.53	6.23	359	1	750	80
4 Family	348,000.00	1	0.82	348,000.00	6.00	6.00	6.00	5.70	358	2	738	36
Co-op	279,200.00	1	0.66	279,200.00	5.75	5.75	5.75	5.50	358	2	791	80
Condo	317,800.00	3	0.75	105,933.33	6.13	6.63	6.32	6.02	357	3	687	60
Condo - High Rise >8 floors	1,331,757.54	3	3.16	443,919.18	5.88	6.38	5.94	5.64	357	3	692	80
Condo - Low Rise <5 floors	1,051,599.99	5	2.49	210,320.00	6.00	6.88	6.21	5.91	358	2	723	66
PUD	8,215,892.39	29	19.47	283,306.63	5.63	7.13	6.19	5.90	358	2	686	74
Single Family Detached	14,075,854.25	57	33.35	246,944.81	5.75	7.13	6.38	6.08	359	1	710	76
Single Family Residence	12,863,572.04	52	30.48	247,376.39	5.63	6.99	6.00	5.72	358	2	720	71
Purpose
Purchase	20,376,755.87	83	48.28	245,503.08	5.63	7.13	6.26	5.97	358	2	718	77
Refinance - Cashout	14,782,158.29	50	35.03	295,643.17	5.75	7.00	6.19	5.90	358	2	702	68
Refinance - Rate Term	7,043,821.73	31	16.69	227,220.06	5.63	6.88	6.07	5.79	358	2	702	73
Occupancy
Investment	3,201,399.98	17	7.59	188,317.65	5.75	7.13	6.40	6.10	358	2	743	67
Primary	36,595,378.37	140	86.71	261,395.56	5.63	7.13	6.19	5.90	358	2	707	74
Secondary	2,405,957.54	7	5.70	343,708.22	5.88	7.00	6.14	5.84	358	2	705	77
Orig_Term
360 =< ... < 372	42,202,735.89	164	100.00	257,333.76	5.63	7.13	6.21	5.91	358	2	710	73
Doc_Type
Full	13,770,499.51	59	32.63	233,398.30	5.63	7.00	6.03	5.74	358	2	706	77
Lite Doc	224,200.00	1	0.53	224,200.00	5.88	5.88	5.88	5.58	357	3	730	80
No Doc (NINA)	5,635,471.02	22	13.35	256,157.77	5.75	7.00	6.19	5.89	358	2	726	54
No Income Verification	14,003,423.20	54	33.18	259,322.65	5.75	7.13	6.37	6.08	359	1	707	78
No Ratio	2,042,499.99	7	4.84	291,785.71	5.88	7.13	6.34	6.04	358	2	680	71
Reduced (partial)	2,237,977.49	7	5.30	319,711.07	5.75	6.38	6.11	5.84	358	2	723	73
Stated / Stated	4,288,664.68	14	10.16	306,333.19	5.63	7.13	6.26	5.97	358	2	716	76
Fico
600 =< ... < 650	2,876,789.04	13	6.82	221,291.46	5.63	7.00	6.17	5.88	358	2	633	75
650 =< ... < 700	16,805,988.24	58	39.82	289,758.42	5.63	7.13	6.27	5.98	358	2	682	77
700 =< ... < 750	13,828,931.34	53	32.77	260,923.23	5.63	7.13	6.18	5.89	358	2	719	73
750 =< ... < 800	7,915,227.27	36	18.76	219,867.42	5.63	7.13	6.08	5.79	358	2	769	65
800 =< ... < 850	775,800.00	4	1.84	193,950.00	6.00	7.13	6.73	6.43	358	2	809	76
Prepay_Months
0	28,431,523.56	108	67.37	263,254.85	5.63	7.13	6.17	5.88	358	2	716	73
12	904,377.44	5	2.14	180,875.49	6.00	6.88	6.56	6.26	358	2	674	64
24	304,000.00	1	0.72	304,000.00	6.75	6.75	6.75	6.45	360	0	685	80
36	10,511,724.78	42	24.91	250,279.16	5.63	7.00	6.29	5.99	358	2	691	75
6	688,550.00	3	1.63	229,516.67	6.00	7.13	6.65	6.35	358	2	723	74
60	1,362,560.11	5	3.23	272,512.02	5.75	6.13	5.79	5.53	358	2	737	76
interest_only_period

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Total		Loan		Avg	Min	Max		Net	Cutoff	Cutoff
Sched Bal		Count	PCT	Sched Bal	Coupon	Coupon	WAC	Rate	RTerm	Season	FICO	LTV
120	41,690,735.90	162	98.79	257,350.22	5.63	7.13	6.21	5.92	358	2	710	73
180	100,000.00	1	0.24	100,000.00	6.13	6.13	6.13	5.88	358	2	758	33
60	411,999.99	1	0.98	411,999.99	6.00	6.00	6.00	5.70	358	2	680	80

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.